SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20547



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 14, 1998



                            THE SERVICEMASTER COMPANY
           (Exact name of registrant as specified in its certificate)

                         Commission File Number: 1-14762




Delaware                       One ServiceMaster Way                  36-3858106
                               Downers Grove, IL 60515

(State or other jurisdiction  (Address of                       (I.R.S. Employer
of incorporation or            executive office)             Identification No.)
organization)



Registrant's telephone number, including area code:            (630)  271-1300


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Item 2.   Acquisition of Quantum Resources Corporation

On April 14, 1998, The ServiceMaster Company, a Delaware corporation (the "Company") announced the acquisition of Quantum Resources Corporation , a temporary staffing company headquartered in Richmond, Virginia. The details of this acquisition are set forth in the Company's news release dated April 14, 1998, a copy which is annexed to this Form 8-K as Exhibit 1. The acquisition did not involve a significant amount of the Company's assets.

Item 5.   Other Events

Issuance of News Release Regarding Results of First Quarter 1998 Operations

The Company announced the results of operations for the first three months of 1998 through a news release dated April 21, 1998, a copy of which is annexed to this Form 8-K as Exhibit 2.

Item 7.  Financial Statements and Exhibits

                  Financial Statements:

           1. Condensed Consolidated Balance Sheets of The ServiceMaster Company at March 31, 1998 and 1997 (annexed to the News Release, Ex. 2).

                  2. Condensed Consolidated Statements of Cash Flows of The ServiceMaster Company for the three months ended March 31, 1998 and 1997 (annexed to the News Release, Ex. 2).

                  3. Consolidated Statements of Income of The ServiceMaster Company for the three months ended March 31, 1998 and 1997 (annexed to the News Release, Ex. 2).

                  Exhibits:

                  1.       News Release dated April 14, 1998.

                  2.       News Release dated April 21, 1998.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE SERVICEMASTER COMPANY
                               (Registrant)


                               By:      /s/ Vernon T. Squires
                                          Sr. Vice President and General Counsel


Dated:  April 21, 1998


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